                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                          LEADING EDGE PACKAGING, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                     [Logo]
                              176 Northfield Avenue
                          Building 409, Raritan Center
                            Edison, New Jersey 08837
                                 (732) 225-6868


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                                July 20, 1999

To the Stockholders of

LEADING EDGE PACKAGING, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of LEADING EDGE PACKAGING, INC. (the "Company") will be held at the Company's offices, 176 Northfield Avenue, Building 409, Raritan Center, Edison, New Jersey, on Friday, August 13, 1999 at 10:30 a.m. (New York time) for the following purposes:

1. To elect the directors of the Company, all of whom shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified;

2. To consider and vote upon a proposal to ratify the appointment of Deloitte Touche Tohmatsu as the Company's independent auditors for the fiscal year ending March 31, 2000;

3. To consider and vote upon a proposal to adopt the Amended and Restated 1996 Incentive Stock Option Plan and the Amended and Restated 1997 Associate Stock Option Plan; and

4. To transact such other business as may properly come before the meeting.

                       By Order of the Board of Directors

                           BERNARD ESQUENET, Secretary

ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JUNE 30, 1999 WILL BE ENTITLED TO NOTICE OF OR TO VOTE AT THE MEETING, AND ANY ADJOURNMENT THEREOF. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE A QUORUM, AS WELL AS YOUR REPRESENTATION, AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                     [Logo]
                              176 Northfield Avenue
                          Building 409, Raritan Center
                            Edison, New Jersey 08837
                                 (732) 225-6868

                           MANAGEMENT PROXY STATEMENT
                 ANNUAL MEETING OF STOCKHOLDERS, AUGUST 13, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Leading Edge Packaging, Inc. (the "Company") for use at the Annual Meeting of the Stockholders of the Company to be held at the Company's offices, 176 Northfield Avenue, Building 409, Raritan Center, Edison, New Jersey, on Friday, August 13, 1999, at 10:30 a.m. (New York time), or at any adjournment thereof (the "Annual Meeting"). Proxy material is being mailed beginning on or about July 22, 1999 to the Company's stockholders of record on the record date. The total number of shares of the common stock outstanding and entitled to vote on June 30, 1999 was 3,312,500. The total number of votes which may be cast by all of the holders of the preferred stock is 14,000,000.

     The purposes of the Annual Meeting are: (1) to elect directors, (2) to consider and vote upon a proposal to ratify the appointment of Deloitte Touche Tohmatsu as the Company's independent auditors for the fiscal year ending March 31, 2000, (3) to consider and vote upon a proposal to adopt the Amended and Restated 1996 Incentive Stock Option Plan (the "Amended 1996 Plan") and the Amended and Restated 1997 Associate Stock Option Plan (the "Amended 1997 Plan"), and (4) to transact such other business as may properly come before the meeting and at any adjournment thereof.

                   PROPOSALS SUBMITTED FOR STOCKHOLDER VOTE

Proposal 1: Election of Directors.

     At the Annual Meeting, four directors are to be elected by the holders of the Company's common stock, and two directors are to be elected by the holders of the Company's preferred stock. Each director elected shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified. Unless otherwise specified in the proxy, the shares represented by the proxy hereby solicited will be voted for the persons named below, by the persons designated as proxies, both of whom are now directors of the Company. Should any of these nominees become unable to accept nomination or election (which is not anticipated), it is the intention of the persons designated as proxies to vote for the election of the remaining nominees named and for such substitute nominees as the management may recommend.

     The nominees for election by the holders of the common stock are: Lip-Boon Saw, Casey K. Tjang, Peter L. Coker and Richard Fung-Gea Wong.

     The nominees for election by the holders of the preferred stock are:
Stephen J. DeGroat and Bernard Esquenet.

     Directors are elected by a plurality of shares of common stock or preferred stock, as the case may be, represented at the Annual Meeting.


Information With Respect to Nominees

     Information with respect to each nominee is set forth below. Additional information with respect to officers, directors and principal stockholders of the Company, including their percentage ownership in the Company's voting stock, is set forth on pages six through eight.

Directors nominated to represent the holders of the common stock:

     LIP-BOON SAW, age 42, has served as Chief Executive Officer and Director of the Company since April 1996. He served as the Company's President from its inception through April 1996 and as its Chairman from April 1996 through January 1999. From April 1994 until the time of the Company's initial public offering he was also the Managing Director of Leading Edge Packaging Limited (then known as Rich City International

Packaging Limited and the Company's parent which later became its subsidiary). Leading Edge Packaging Limited is now in liquidation in Hong Kong. Mr. Saw currently serves as a director of each of the Company's wholly-owned subsidiaries. Mr. Saw is the founder and sole stockholder of L.B. Saw and Associates, Ltd., an investment firm in Hong Kong, and has served as its Chairman since October 1992. He currently serves on the boards of directors of various privately-held foreign companies. Mr. Saw will continue to spend a significant portion of his time in Hong Kong and China.

     CASEY K. TJANG, age 61, has served as President of the Company since 1998 and as its Chief Financial Officer since 1996. Mr. Tjang has been a Director of the Company since its inception in 1995. Mr. Tjang also served as Secretary of the Company from April 1996 through January 1999. Mr. Tjang served as Executive Director and President of Starlite Holdings Limited (a public company listed on The Stock Exchange of Hong Kong, Limited), from 1993 to 1995, and was responsible for facilitating the acquisition of exclusive rights to distribute Hallmark greeting cards in China and of paper consumer products of Warner
Bros. characters in China and Southeast Asia. From 1991 to 1993, Mr. Tjang served as President and Chief Executive Officer of First Merchant Bankers, Inc., a company specializing in corporate finance and international trading. From 1979 to 1991, Mr. Tjang was the Managing Director and Vice President of the International Department of Midlantic National Bank, managing corporate finance, import-export and project financing transactions. Presently, he serves on the board of directors of Kent Financial Services, Inc., a public company.

     PETER L. COKER, age 56, has served as a Director of the Company since 1996. Mr. Coker has been a director, Executive Vice President and a member of the Investment Policy Committee of American Asset Management Company, New York since 1978. From 1968 to 1977, he was Assistant Vice President/Investment Officer of Bethlehem Steel Corporation with investment responsibilities for its self-managed pension fund. From 1977 to 1978, Mr. Coker was a senior officer at McGlinn Investment Service, Reading, Pennsylvania He currently sits on the boards of directors of Remote Source Lighting International, Inc., Sweetbrier Foods, Inc., Persimmon IT, Inc. and North Carolina State University Endowment Fund. He is also a member of the New York Society of Security Analysts.

     RICHARD FUNG-GEA WONG, age 42, has served as a Director of the Company since 1995. From July 1994 to the present, Mr. Wong has served as the Executive Director of Leading Edge Packaging Limited, responsible for the supervision of administration, logistics and finance related matters. Leading Edge Packaging Limited is now in liquidation. Mr. Wong also serves as a director of LEPI China Limited and LEPI (Zhong Shan) Manufacturing Company Limited, both subsidiaries of the Company. From October 1990 until October 1992, Mr. Wong served as General Manager of Lolliman Holdings Ltd., an investment and property holding company. Mr. Wong will continue to spend a significant portion of his time in Hong Kong.

Directors nominated to represent the holders of preferred stock:

     STEPHEN J. DEGROAT, age 49, joined the Company's Board of Directors in January 1999 and was then elected Chairman. Mr. DeGroat is the Managing Member of BroadAsia LLC and the President and CEO of Broadmark Capital Corp., a privately held investment bank and broker-dealer which he founded in April 1997. Prior to founding Broadmark Capital Corp., Mr. DeGroat was in institutional and retail sales at Gilford Securities Incorporated from February 1992 to April 1997. Prior to that, he was associated with Drexel Burnham Lambert Inc. and Smith Barney Inc.

     BERNARD ESQUENET, age 55, joined the Board of Directors in January 1999 and was then elected Secretary of the Company. Mr. Esquenet, a partner in BroadAsia LLC, is also President of Chem-Clean Corporation and the Chief Executive Officer of Ruhof Corporation, both of which are specialty chemical companies. Mr. Esquenet has been involved with these companies for several years and in the manufacturing and international distribution of specialty chemicals for over 30 years. Mr. Esquenet is also a member of the business advisory board of First National Bank of Long Island.

Meetings of the Board of Directors and its Committees

     In the last fiscal year, the Board of Directors held three regularly scheduled meetings and did not hold any special meetings. All other actions by the Board of Directors were taken by unanimous written consent.

     The Company has a Compensation Committee and an Audit Committee of the Board of Directors. The members of the Compensation Committee are Stephen J. DeGroat, Bernard Esquenet and Peter L. Coker. The members of the Audit Committee are Stephen J. DeGroat, Bernard Esquenet and Richard Fung-Gea Wong. The Compensation Committee's function is to approve the compensation packages (salary and bonus) of the Chief Executive Officer and the named executive officers appearing in the Summary Compensation Table on page ten, to administer the Company's 1996 Incentive Stock Option Plan and the 1997 Associate Stock Option Plan and to review the Company's compensation policies for all executive officers and key employees. The Audit Committee's function is to recommend to the Board of Directors the engagement of the independent auditors of the Company and review with the independent auditors the scope and results of the Company's audits, the professional services furnished by the independent auditors to the Company and their Management Letter with comments on the Company's internal accounting controls. The Audit and Compensation Committees did not hold any formal meetings during the past fiscal year, although their members had internal discussions regarding planning for the future of the Company, its financial controls and how best to compensate its officers during a period of limited cash resources. The Company does not have a special nominating or other committee charged with the search for and recommendation to the Board of Directors of potential nominees for Board positions. This function is performed by the Board, which considers all recommendations for potential nominees.

     Directors who are not officers or related to officers receive $1,000 per year as well as $500 per meeting attended plus any costs to attend the meeting.

Proposal 2: Appointment of Deloitte Touche Tohmatsu as the Company's independent auditors for the fiscal year ending March 31, 2000.

     The Board of Directors has selected Deloitte Touche Tohmatsu as the Company's independent auditors for the fiscal year ending March 31, 2000, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Deloitte Touche Tohmatsu has audited the Company's financial statements since its initial public offering. Representatives of Deloitte Touche Tohmatsu are expected to be present at the Annual Meeting, have an opportunity to make a statement if they so desire and be available to respond to appropriate questions.

     Stockholder ratification of the selection of Deloitte Touche Tohmatsu as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Deloitte Touche Tohmatsu to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The Board of Directors recommends a vote "For" this proposal to ratify the appointment of Deloitte Touche Tohmatsu as the Company's independent auditors for the fiscal year ending March 31, 2000.

     The favorable vote of the holders of a majority of (i) the voting rights assigned to shares of preferred stock, plus (ii) the number of shares of common stock represented at the meeting is needed to approve this Proposal No. 2.

Proposal No. 3: Approval and adoption of the Amended and Restated 1996 Incentive Stock Option Plan and the Amended and Restated 1997 Associate Stock Option Plan.

     The Company's board of directors has approved and submitted for stockholder approval the Amended and Restated 1996 Incentive Stock Option Plan (the "Amended 1996 Plan") and the Amended and Restated 1997 Associate Stock Option Plan (the "Amended 1997 Plan") (collectively, the "Amended Plans"). Copies of the Amended Plans are appended to this Proxy Statement as Appendices A and B, respectively. The Amended Plans will replace the 1996 Incentive Stock Option Plan (the "1996 Plan") and the Associate Stock Option Plan (the "1997 Plan"), respectively, and agreements for outstanding options under the 1996 Plan and the 1997 Plan will be exchanged for agreements under the Amended Plans. Aside from the increase in the number of shares reserved for issuance under each of the plans, the adoption of the Amended Plans does not require stockholder approval. However, both for disclosure purposes and as a matter of good corporate governance, the board of directors has decided to submit both Amended Plans to the stockholders for their consideration. Both the Amended Plans and the existing Plans may be amended by the Board of Directors in every respect except for the number of shares available for option thereunder, and, with respect to the 1996 Plan, in any manner which would disqualify the plan from its special tax qualification.

General Description of the Existing Plans

1996 Plan

     Under the 1996 Plan, key employees of the Company, including officers and directors who are also key employees, may receive options to purchase shares of the Company's common stock in addition to their salaries and other compensation. The 1996 Plan is an "incentive" plan and options granted under it are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). This entitles the recipient to special tax treatment so long as the provisions of the plan and the Code are complied with. No individual employee may receive options under the 1996 Plan during any one calendar year having a fair market value in excess of $100,000. Options under the 1996 Plan may not be transferred and are subject to cancellation after an employee leaves the Company. 312,500 shares of common stock have been reserved for issuance under the 1996 Plan to date, and 170,000 of such shares are outstanding as of the date of this Proxy Statement.

1997 Plan

     Directors and other employees and consultants of the Company may receive, in addition to their fees, options to purchase shares of the Company's common stock under the 1997 Plan. The 1997 Plan provides for the grant of non-qualified stock options to non-family outside directors, consultants hired by the Company and employees not otherwise qualified to receive options under the 1996 Plan. As with the 1996 Plan, options granted under the 1997 Plan may not be transferred to third parties. Currently, options to purchase a maximum of 400,000 shares of the Company's common stock may be granted under the 1997 Plan. Options to purchase 65,000 shares of common stock have been issued under the 1997 Plan.

     Currently, the Compensation Committee serves as the plan committee for both the 1996 and 1997 Plans. Because the members of the Compensation Committee are each entitled to participate in one of the two plans, it has been the Company's practice to have all option grants approved by its entire Board of Directors. Payment by option holders upon exercise of an option may be made only in cash.

Changes Reflected in the Amended Plans

Amended 1996 Plan

     The Amended 1996 Plan provides for an increase in the number of shares reserved for issuance underlying options from 312,500 under the original 1996 Plan to 500,000. The exercise price for options under the Amended 1996 Plan was reduced from 110% of fair market value to 100% of fair market value, except for any options granted to employees holding in excess of 10% of the voting power of the Company's outstanding stock. In addition, certain restrictions and limitations, which were in the 1996 Plan but are not required under the Code, have been eliminated in the Amended 1996 Plan. These include a limitation on the total number of shares as to which options to any one employee may be granted. Also, under the Amended Plan, an optionee may not sell shares underlying options until two years from the date the options are granted. The 1996 Plan prohibited options from being exercised for a period of one year from the grant date.

Amended 1997 Plan

     The number of shares reserved for issuance underlying options under the Amended 1997 Plan has been increased to 800,000 from 400,000 under the 1997 Plan. The Amended 1997 Plan also eliminates many of the restrictions previously contained in the 1997 Plan, including restrictions imposed by the Code since neither the 1997 Plan nor the Amended 1997 Plan is intended to be "qualified" for special tax treatment under the Code. Under the Amended 1997 Plan, the Board of Directors, or the plan committee if applicable, has discretion to determine the exercise prices of options granted under the Amended 1997 Plan. This eliminates the requirement under the 1997 Plan that the exercise prices be no less than 110% of fair market value. The one-year holding period prior to exercise of options under the 1997 Plan has been eliminated. Thus an option under the Amended 1997 Plan may be exercised at any time up to ten years from the date of grant unless the optionee's status as an associate of the Company is terminated for acts of bad faith committed by the associate against the Company. Shares issued to the holder upon exercise may be sold at any time. The Amended 1997 does limit the number of shares underlying options which may be granted to a particular associate or in a particular year.

     Under the Amended 1997 Plan, the Company plans to issue options to purchase up to 500,000 shares of common stock of the Company to its executive officers in recognition of their efforts and dedication during the recent challenges which the Company has faced and going forward. These options may be issued by the Board of Directors from time to time in its discretion. The Board has not yet determined how it will allocate these options among the officers.

     The Board of Directors recommends a vote "For" this proposal to approve and adopt the Amended Plans.

     The favorable vote of the holders of a majority of (i) the voting rights assigned to shares of preferred stock, plus (ii) the number of shares of common stock represented at the meeting is needed to approve this Proposal No. 3.

                            SECTION 16(a) REPORTING

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's common stock, to file with the Securities and Exchange Commission and the Nasdaq National Market initial reports of ownership and reports of changes in ownership of the common stock of the Company. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 1999, all
Section 16(a) filing requirements applicable to its officers and directors were complied with.

                     HOLDINGS OF MANAGEMENT AND OF HOLDERS
                   OF 5% OR MORE OF THE COMPANY'S SECURITIES

     The following table sets forth certain information regarding the ownership of the Company's securities as of June 30, 1999 by (i) each director and nominee for the Board; (ii) each of the executive officers named in the Summary Compensation Table employed by the Company in that capacity on June 30, 1999;
(iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's voting securities.

                                                                                          Amount and
                                                                                          Nature of       Percent of
                                                                                          Beneficial      Outstanding
                                                                                       Ownership as of     Shares in
Name                          Title of Class            Address of Beneficial Owner     June 30, 1999      Class (1)
----                          --------------            ---------------------------    -----------------  ------------
Stephen J. DeGroat,           Series A and B 8%        c/o BroadAsia LLC                1,500,000(2)          100%
Chairman and Director         Cumulative               17 State Street, 31st Floor
                              Redeemable Preferred     New York, NY 10004
                              Stock, par value $0.01
                              per share

Lip-Boon Saw, Chief           Common Stock, par        350 Fifth Avenue                    50,000(3)            *
Executive Officer and         value $0.01 per share    Suite 3922
Director                                               New York, NY 10118

Casey K. Tjang,               Common Stock, par        350 Fifth Avenue                    40,000(4)            *
President, Chief Financial    value $0.01 per share    Suite 3922
Officer and Director                                   New York, NY 10118

John Fee, Senior Vice                  --              350 Fifth Avenue                        --              --
President, Marketing                                   Suite 3922
and Sales                                              New York, NY 10118

Bernard Esquenet,             Series A and B 8%        c/o BroadAsia LLC                1,500,000(5)          100%
Secretary and Director        Cumulative               17 State Street, 31st Floor
                              Redeemable Preferred     New York, NY 10004
                              Stock, par value $0.01
                              per share

Peter L. Coker, Director      Common Stock, par        1305 Statestone Ct.                 15,000(6)            *
                              value $0.01 per share    Raleigh, NC 27615

Richard Fung-Gea Wong,        Common Stock, par        350 Fifth Avenue                    16,667(7)            *
Director                      value $0.01 per share    Suite 3922
                                                       New York, NY 10118

                                                                                          Amount and
                                                                                          Nature of       Percent of
                                                                                          Beneficial      Outstanding
                                                                                       Ownership as of     Shares in
Name                          Title of Class            Address of Beneficial Owner     June 30, 1999      Class (1)
----                          --------------            ---------------------------    -----------------  ------------
BroadAsia LLC                 Series A and B 8%         17 State Street, 31st Floor     1,500,000             100%
                              Cumulative                New York, NY 10004
                              Redeemable Preferred
                              Stock, par value $0.01
                              per share

Roger Gimbel                  Series C 8%               c/o BroadAsia LLC                 450,000(8)           90%
                              Cumulative                17 State Street, 31st Floor
                              Redeemable Preferred      New York, NY 10004
                              Stock, par value $0.01
                              per share

Spencer Armour                Series C 8%               c/o BroadAsia LLC                  50,000(9)           10%
                              Cumulative                17 State Street, 31st Floor
                              Redeemable Preferred      New York, NY 10004
                              Stock, par value $0.01
                              per share

ABSA Asia Limited (2)         Common Stock, par         13th Floor,                     1,875,000              57%
                              value $0.01 per share     Dah Sing Financial Centre
                                                        108 Gloucester Road
                                                        Wanchai, Hong Kong

All Directors and Officers    Common Stock, par                                            90,000             2.6%
as a Group                    value $0.01 per share
                              Preferred Stock par                                       1,500,000              75%
                              value $0.01 per share

------------
* Represents less than 1% of the Company's outstanding common stock.

(1) Based upon 3,312,500 shares of common stock outstanding. As of the date of this Proxy Statement, the Company has 2,250,000 shares held in the name of its counsel, Bondy & Schloss LLP, which have not been included in the table or any calculations therein. Bondy & Schloss LLP disclaims any beneficial ownership over such shares and is holding them for the benefit of the Company only, subject to instruction from the officers of the Company regarding their disposition. For the purpose of computing percentage ownership by persons holding options which are exercisable within 60 days, the number of shares underlying such options held by each such person have been deemed outstanding and added to the denominator for each individual calculation.

(2) Mr. DeGroat is the indirect beneficial owner of 1,000,000 shares of Series A 8% Cumulative Redeemable Preferred Stock ("Series A Shares") and 500,000 shares of Series B 8% Cumulative Redeemable Preferred Stock ("Series B Shares") of the Company strictly by virtue of his controlling interest in BroadAsia LLC. Holders of Series A Shares are entitled to cast 10 votes for each shares held at any meeting of stockholders, and holders of Series B shares are entitled to cast five votes for each share held. Mr. DeGroat disclaims beneficial ownership of these shares.

(3) All 50,000 shares underlie options granted to Mr. Saw under the 1996 Incentive Stock Option Plan which are currently exercisable or will be exercisable within 60 days of June 30, 1999. If the Amended 1996 Plan and the Amended 1997 Plan are approved by the stockholders at the Annual Meeting, then Mr. Saw plans to surrender these options, and the Company plans to issue him new options in an as yet undetermined amount under one or both of the Amended Plans.

(4) All 40,000 shares underlie options granted to Mr. Tjang under the 1996 Incentive Stock Option Plan which are currently exercisable or will be exercisable within 60 days of June 30, 1999. If the Amended 1996 Plan and the Amended 1997 Plan are approved by the stockholders at the Annual Meeting, then Mr. Tjang plans to surrender these options, and the Company plans to issue him new options in an as yet undetermined amount under one or both of the Amended Plans.

(5) Mr. Esquenet is the indirect beneficial owner of 1,000,000 shares of Series A 8% Cumulative Redeemable Preferred Stock and 500,000 shares of Series B 8% Cumulative Redeemable Preferred Stock of the Company strictly by virtue of his controlling interest in BroadAsia LLC. Holders of Series A Shares are entitled to cast 10 votes for each shares held at any meeting of stockholders, and holders of Series B shares are entitled to cast five votes for each share held. Mr. Esquenet disclaims beneficial ownership of these shares.

(6) All 15,000 shares underlie options granted to Mr. Coker under the 1997 Associate Stock Option Plan which are either currently exercisable or will be exercisable within 60 days of June 30, 1999. If the Amended 1996 Plan and the Amended 1997 Plan are approved by the stockholders at the Annual Meeting, then Mr. Coker plans to surrender these options, and the Company plans to issue him new options in an as yet undetermined amount under one or both of the Amended Plans.

(7) All 16,667 shares underlie options granted to Mr. Wong under the 1997 Associate Stock Option Plan which are either currently exercisable or will be exercisable within 60 days of June 30, 1999. If the Amended 1996 Plan and the Amended 1997 Plan are approved by the stockholders at the Annual Meeting, then Mr. Wong plans to surrender these options, and the Company plans to issue him new options in an as yet undetermined amount under one or both of the Amended Plans.

(8) Holders of Series C 8% Cumulative Redeemable Preferred Stock are entitled to cast three votes for each share held at any meeting of stockholders.

                             CERTAIN TRANSACTIONS

     On January 23, 1998, the Company entered into a Share Exchange Agreement (the "Agreement") with Chung Hwa Development Holdings Limited, a Bermuda company which is listed on The Stock Exchange of Hong Kong Limited ("Chung Hwa"), its majority stockholder. Pursuant to the Agreement, the Company received all of the issued and outstanding shares of Justrite Investments Limited ("Justrite"), a wholly owned subsidiary of Chung Hwa in exchange for 2,250,000 shares of the Company's common stock valued by the parties at $6.00 per share (the "Exchange").

     Justrite was the parent corporation of Leading Edge Packaging Limited., the Company's former parent and supplier of packaging products, which is currently in liquidation in Hong Kong. Justrite also owned 100% of Breakspear Limited, a British Virgin Islands company, which, at the time of the Exchange, held a 60% interest in a joint venture in the People's Republic of China, which manufactured the Company's packaging products. The joint venture has since been dissolved, and the Company has established a wholly foreign owned enterprise to manufacture its packaging products.

     The Agreement contained certain warranties by Chung Hwa with respect to Justrite and its subsidiaries. The Agreement limited the liability of Chung Hwa arising under the Agreement to no more than US$13,500,000. The Agreement also provided for the assumption by the Company of any guarantees and letters of undertaking by Chung Hwa for the benefit of Justrite or its subsidiaries. Chung Hwa undertook, pursuant to the Agreement, that in the event the audited net assets of Justrite for the year ended March 31,1998, as reflected in its audited report and financial statements, was less than US$4,500,000, Chung Hwa would pay to the Company, on a US-dollar for US-dollar basis, the amount of any shortfall.

     After the closing of the Exchange, the Company discovered certain liabilities incurred by Chung Hwa in the name of LEP-Hong Kong which were not settled. Pursuant to a letter agreement by and between Leading Edge and Chung Hwa, the 2.25 million shares due Chung Hwa under the Agreement were issued in the name of Chung Hwa but were delivered, along with executed stock powers, to Company counsel for safe keeping. The letter agreement contemplated that the shares would be disposed of and the proceeds used to satisfy the debt owed by Chung Hwa to LEP-Hong Kong. The Company has explored various possibilities for disposing of the shares, but it has not disposed of them to date. The letter agreement also placed the shares under the control of the Company's management. These share are currently held in the name of the Company's counsel subject to instructions from certain officers of the Company.

     Effective January 23, 1999, the Company issued 1,000,000 shares of its Series A 8% Redeemable Preferred Stock to BroadAsia LLC at a price of $0.75 per share. As a condition to the sale of these shares, Stephen J. DeGroat was elected Chairman of the Company, and Bernard Esquenet was elected its Secretary. Lip-Boon Saw remains as the Chief Executive Officer of the Company and continues to be responsible for its day-to-day operations.

     Effective June 14, 1999, the Company and BroadAsia LLC entered into an Exchange Agreement in which all 1,000,000 shares of Series A 8%Redeemable Preferred Stock were exchanged for 1,000,000 shares of a new Series A 8% Cumulative Redeemable Preferred Stock. In addition, the Company issued 500,000 shares of Series B 8% Cumulative Redeemable Preferred Stock to BroadAsia LLC at a price of $1.00 per share.

     The Company entered into an agreement with Broadmark Capital Corporation ("Broadmark"), an affiliate of BroadAsia LLC, on November 2, 1998. The agreement provided that Broadmark would provide assistance to the Company in obtaining financing for a fee of $25,000 as well as certain commissions and/or warrants. The agreement terminated by its terms on May 2, 1999.

                            EXECUTIVE COMPENSATION

Compensation of Executive Officers

     The following table sets forth the annual compensation for the Chief Executive Officer and all other executive officers of the Company.

                          SUMMARY COMPENSATION TABLE

                                                                                           Long Term Compensation
                                                                                 -------------------------------------
                                                    Annual Compensation                    Awards             Payouts
                                          -------------------------------------- -------------------------    --------
                                                                                                Securities
                                                                                  Restricted    Underlying
                                 Fiscal                            Other Annual    Stock         Options       LTIP      All Other
Name and Principal Position       Year       Salary      Bonus     Compensation    Awards        (Shares)      Payouts  Compensation
---------------------------     --------  -----------  ---------  -------------- -------------  ----------    --------  ------------
Lip-Boon Saw, Chief              1999      $120,000         --            --          --         30,000           --          --
Executive Officer                1998       120,000         --            --          --             --           --          --
                                 1997       120,000         --            --          --         60,000           --          --

Casey K. Tjang,                  1999        60,000    $24,000            --          --         40,000           --          --
President and Chief              1998        60,000     24,000            --          --             --           --          --
Financial Officer                1997        32,000         --            --          --         40,000           --          --

John Fee, Senior                 1999        87,500         --       $12,000          --             --           --          --
Vice President,
Marketing and Sales

Bernard Esquenet, Secretary      1999            --         --            --          --             --           --          --


Compensation of Directors

     Non-employee directors of the Company are paid a fee of $1,000 per year (payable at the end of the year) as well as $500 per meeting attended plus costs of attending the meeting (payable after the meeting's adjustment). Non-employee directors are eligible to participate in grants of stock options under the 1997 Associate Stock Option Plan.

     See discussion under Proposal No. 3 above for a description of the Company's 1996 Incentive Stock Option Plan and 1997 Associate Stock Option Plan, both of which are proposed to be amended.

Management Changes

     During the past fiscal year, Lip-Boon Saw resigned his position as Chairman of the Company, and Mr. Casey K. Tjang resigned as Secretary. The Board of Directors elected Stephen J. DeGroat as Chairman and Bernard Esquenet as Secretary. Both changes were made in connection with the issuance of preferred stock to BroadAsia LLC. Messrs. Saw and Tjang remain as the Chief Executive Officer and the President and Chief Financial Officer of the Company, respectively.

     Robert B. Goergen resigned as a director of the Company in April 1999. Mr. John Fee joined the Company as Senior Vice President, Marketing and Sales in September 1998.

Executive Officers

     In addition to the executive officers who stand for re-election as directors of the Company and whose biographical information appears elsewhere in this Proxy Statement, John Fee serves as Senior Vice President, Marketing and Sales of the Company. Mr. Fee, age 51, has served as Senior Vice President, Marketing and Sales since September 1998. Prior to joining the Company, Mr. Fee was Senior Vice President, Marketing and Sales of Victory Packaging since 1982.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     No options issued by the Company were "in-the-money" in fiscal 1999. The following table lists the number of securities underlying unexercised options at March 31, 1999.

                                                                        Number of           Value of
                                                                        Securities         Unexercised
                                                                        Underlying        In-the-Money
                                                                       Unexercised         Options at
                                                                    Options at FY-End        FY-End
                                   Shares Acquired       Value         Exercisable/       Exercisable/
Name                                 on Exercise       Realized       Unexercisable       Unexercisable
----                              -----------------   ----------   -------------------   --------------
Lip-Boon Saw ..................          --              --          20,000/70,000             --
Casey K. Tjang ................          --              --          13,333/66,667             --
Peter L. Coker ................          --              --           5,000/25,000             --
Richard Fung-Gea Wong .........          --              --           5,000/30,000             --

                     REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

General

     The Compensation Committee (the "Committee"), consisting of Stephen J. DeGroat, Bernard Esquenet and Peter L. Coker, is responsible for determining the compensation to be paid to the Company's executive officers. The Committee is also responsible for making policy decisions regarding recruitment and compensation of executive officers and key employees.

     The Committee's philosophy with respect to the compensation of the Company's executive officers is (i) to provide a fair and competitive compensation package that enables the Company to attract and retain experienced and qualified executives and align their compensation with the Company's overall business strategies and goals, and (ii) to cultivate initiative by granting key personnel an equity stake in the Company through stock options. To this end, the Committee determines executive compensation with a focus on each employee's individual level of responsibility and the Company's performance. The primary components of the Company's executive compensation program are base salaries and stock options.

Compensation for the Coming Fiscal Year

     Although the Committee did not hold a formal meeting during the past fiscal year, its members have had various discussions regarding the current liquidity issues facing the Company. The Committee has also considered how best to reward the Company's employees, particularly its executive officers, for their dedication and loyalty through the Company's recent challenges. The Committee has determined that while the Company cannot presently afford to increase significantly the cash compensation it pays to its officers, it must grant them sufficient compensation to remain competitive. Accordingly, members of the Committee have recommended to the Board of Directors that it allocate options to purchase 500,000 shares under the Amended 1997 Plan. Upon approval of the Amended 1997 Plan, the Board of Directors plans to consider the best allocation of these options and to issue them to the executive officers from time to time based on job performance and dedication.

Employment Agreements

     None of the Company's executive officers has an existing written employment agreement with the Company. Each of the previous written employment agreements between the Company and its executive officers has either lapsed or has been rescinded, and no new agreements have been executed.

Compensation Committee Interlocks and Insider Participation

     Bernard Esquenet, the Company's Secretary, is a member of the Committee. His presence on the Committee creates a possible conflict of interest inasmuch as the Committee sets the compensation level, if any, for the Secretary each year, along with that of the other executive officers. The compensation levels set by the Committee are subject to approval by the entire Board of Directors. To date, Mr. Esquenet has received no compensation for his services as Secretary.


                                          Submitted by:

                                          Stephen J. DeGroat
                                          Bernard Esquenet
                                          Peter L. Coker

                           ANNUAL PERFORMANCE GRAPH
               COMPARISON OF FOUR MONTH CUMULATIVE TOTAL RETURN*

================================================================================
               December 2, 1996
                (Commencement           March 31,      March 31,      March 31,
                 of Trading)              1997           1998           1999
================================================================================
Leading Edge
Packaging, Inc.    $100                  $ 85            $108            $20
--------------------------------------------------------------------------------
Nasdaq Composite    100                    94             130            189
================================================================================
S&P 500             100                   100             146            170
================================================================================

-------------
* Assumes $100 invested on December 2, 1996 in Leading Edge Packaging, Inc. common stock, the Nasdaq Composite Index and the S&P 500 Index.

     As of April 14, 1999, the Company's common stock is no longer listed on the Nasdaq National Market or any other trading market or exchange.

     The preceding Report of the Compensation Committee and Performance Graph are not "soliciting material", are not deemed "filed" with the SEC and are not intended to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                              GENERAL INFORMATION


Information as to Voting Securities

     The close of business on June 30, 1999 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and vote at, the Annual Meeting. Holders of shares of common stock have the right to one vote for each share registered in their names on the books of the Company as of the close of business on June 30, 1999. Holders of Series A 8% Cumulative Redeemable Preferred Stock have the right to vote ten votes for each share registered in their names on the books of the Company as of the close of business on June 30, 1999. Holders of Series B 8% Cumulative Redeemable Preferred Stock have the right to vote five votes for each share registered in their names on the books of the Company as of the close of business on June 30, 1999. Holders of Series C 8% Cumulative Redeemable Preferred Stock have the right to vote three votes for each share registered in their names on the books of the Company as of the close of business on June 30, 1999.

Voting and Revocation of Proxies

     The persons named in the accompanying form of proxy will vote the shares represented thereby, as directed in the proxy, if the proxy appears to be valid on its face and is received on time. In the absence of specific instructions, proxies so received will be voted for the election of the named nominees to the Company's Board of Directors and for the ratification of Deloitte Touche Tohmatsu as the Company's independent auditors for the fiscal year ending March 31, 2000. Proxies are revocable at any time before they are exercised by attending the Annual Meeting and voting in person, by filing an instrument in writing revoking the proxy or by delivering a proxy bearing a later date to the Secretary of the Company.

Method and Expense of Proxy Solicitation

     The solicitation of proxies will be made primarily by mail by Continental Stock Transfer & Trust Co. Proxies may also be solicited by overnight courier, personally and by telephone by regular employees of the Company at nominal cost.

     The Company does not expect to pay compensation for any solicitation of proxies but may pay brokers and other persons holding shares in their names, or in the names of nominees, their expenses for sending proxy material to principals for the purpose of obtaining their proxies. The Company will bear all expenses in connection with the solicitation of proxies.

Independent Auditors

     The Board of Directors of the Company has appointed Deloitte Touche Tohmatsu to audit the accounts of the Company for the fiscal year ended March 31, 1999, notwithstanding the approval of Deloitte & Touche LLP by the stockholders at the 1998 Annual Meeting. Management determined that because several of the Company's accounts were still maintained in Hong Kong during fiscal 1999, it would be more expedient and cost effective for Deloitte Touche Tohmatsu to perform the audit instead of its U.S. affiliate, Deloitte & Touche LLP. Management does not believe it is necessary for stockholders to ratify this appointment due to the satisfactory services of Deloitte Touche Tohmatsu in prior years and the impracticality and undue expense of calling a special stockholders meeting solely for that purpose. There is no requirement under federal or Delaware law or the Company's Third Amended and Restated Bylaws that the appointment of independent auditors be approved by stockholders. Management's recommendation for the appointment of Deloitte Touche Tohmatsu was unanimously approved by the Audit Committee of the Board of Directors consisting of Messrs. DeGroat, Esquenet and Wong.

Stockholder Proposals

     Stockholder proposals intended to be presented at the Company's 2000 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received at the Company's offices in Edison, New Jersey by April 1, 2000 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

General

     In lieu of a separate annual report, the Company is mailing with this Proxy Statement a copy of the Company's Annual Report on Form 10-K. Exhibits to the Form 10-K are not included with the mailing but will be furnished to any stockholder who requests the same for a nominal fee covering reproduction and mailing expenses.

Other Matters

     As of the date of this Proxy Statement, the management knows of no matters other than Proposals 1 through 3 to come before the meeting. However, if any other matters should properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote all proxies not marked to the contrary in accordance with their judgment on such matters.



                                     By Order of the Board of Directors



                                     BERNARD ESQUENET, Secretary

                                                                     Appendix A


                          LEADING EDGE PACKAGING, INC.

             AMENDED AND RESTATED 1996 INCENTIVE STOCK OPTION PLAN


     1. Purpose. Leading Edge Packaging, Inc. (the "Company") hereby amends and restates the Leading Edge Packaging, Inc. 1996 Incentive Stock Option Plan by adopting this Amended and Restated 1996 Incentive Stock Option Plan (the "Plan" or "Amended Plan"). The purpose of the Plan is to advance the interests of the Company and its stockholders by providing a means by which the Company shall be able to attract and retain competent key employees (including officers and directors who are also key employees) and provide such personnel with an opportunity to participate in the increased value of the Company which their effort, initiative, and skill have helped produce. The stock options granted under this Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


     2. Administration.


     (a) This Plan will be administered by the Board of Directors of the Company (the "Board") or by a Plan committee (the "Committee"), designated by the Board, which shall include one or more members of the Board; provided, however, that at any time that the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board may appoint members to the Committee, and the Committee must act, only in accordance with the requirements of Rule 16b-3 promulgated pursuant to Section 16(b) of the Exchange Act ("Rule 16b-3"). The Committee may consist of any or all of the members of the Company's Compensation Committee. The Committee may make such rules and regulations and establish such procedures as it deems appropriate for the administration of this Plan. The Committee may interpret this Plan, prescribe, amend or rescind any rules and regulations necessary or appropriate for the administration of this Plan, and make such other determinations and take such other action as it deems necessary or advisable. Without limiting the generality of the foregoing, the Committee may, in its sole discretion, treat all or any portion of any period during which an optionee is on military leave or on an approved leave of absence from the Company or a Subsidiary (as hereinafter defined) as a period of employment of such optionee by the Company or such Subsidiary, as the case may be, for the purpose of accrual of his option rights. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive, and the decision of the Committee shall be final and binding upon all parties in interest, including the Company and its stockholders. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.


     (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.


     (c) No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option awarded under it. To the maximum extent permitted by applicable law, each member or former member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any action or omission to act in connection with this Plan, unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the member or former member may have as director or under the By-laws of the Company.


     (d) The Committee shall have complete authority in its sole discretion to determine which participants under this Plan shall be granted options and the number of shares of the Company's stock to be subject to each option.


     (e) The Committee shall report to the Board annually the names of those key employees granted options during the preceding year, the number of shares covered by each option and the applicable option prices.

     3. Eligibility. The individuals who shall be eligible to participate in this Plan and to receive options shall be such key employees (including officers and directors who are also key employees) of the Company or any subsidiary (the "Subsidiary"), within the definition of subsidiary corporation in Section 424(f) of the Code, or any similar provision hereinafter enacted, as the Committee shall from time to time determine.

     4. Stock Subject to Plan.

     (a) Options may be granted permitting the purchase in the aggregate of not more than 500,000 shares of the Company's common stock, par value, $0.01 per share ("Common Stock"). These shares may consist either in whole or in part of shares of the Company's authorized but unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its treasury. If an option granted under this Plan is surrendered or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to any such option but as to which the option ceases to be exercisable shall again be available for options to be granted under this Plan.


     (c) No person to whom an option is granted under this Plan shall receive options, exercisable for the first time by any individual during any calendar year (under all plans of the Company and its Subsidiaries), for shares, the fair market value of which (determined at the time of grant of the options) exceeds $100,000.

     5. Stock Options.

     (a) Option price and effective date. The exercise price at which options may be granted under the Amended Plan shall be at least equal to one hundred (100%) percent of the fair market value of a share of Common Stock on the date that the option is granted; provided, however, that if the optionee is the holder of at least 10% of the voting power of Company's outstanding stock, then the exercise price shall be equal to 110% of the fair market value of a share of Common Stock on the date that the option is granted to such optionee.

     (1) For purposes of this Plan, fair market value of a share of Common Stock shall be determined by reference to the last third party sale within a one-month period prior to the date of grant, or if no such third party sales, the last reported closing price of a share on any national securities exchange upon which the shares of Common Stock are listed (or the average of the closing bid and asked price or other applicable published share quotation if the shares are not then traded on a national securities exchange) on the trading day next preceding the date of the grant, or the last price at which shares of Common Stock were sold or redeemed by the Company if no public market or pink sheet share quotations then exist for the shares, whichever is applicable.

     (2) The Board or the Committee, as the case may be, shall, after it approves the granting of an option to an employee, cause the employee to be notified of such action. The date on which the Board or the Committee approves the granting of an option shall be considered the date on which such option is granted irrespective of the date on which the employee is notified.

     (b) Exercise of option. The right to purchase shares covered by any option or options under this Plan shall be exercisable only in accordance with the terms and conditions of the grant to such optionee as evidenced by a stock option agreement in such form, not inconsistent with this Plan, as the Board or the Committee shall approve from time to time. Options granted under the Plan shall be exercised in the following manner:

     (1) The shares purchased under any option granted under this Plan shall not be sold until the expiration of two years from the date such option is granted, except in the event of the death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the optionee within such period, in which event such option or options shall be deemed exercisable for purposes of Section 5(c)(2) hereof without regard to such twelve-month period.

     (2) The Committee may, in its discretion, provide that such option or options may be exercised in whole or in part in installments, cumulative or otherwise, for any period or periods of time specified by the Committee of not more than ten years from the date of the grant of the option. Subject to the provisions of subdivision (b)(3) of this Section 5, that portion of an option which is exercisable on an installment basis may not be exercised prior to the expiration of the applicable installment period.

     (3) If the optionee shall continue in the employ of the Company during the whole of any period for which an installment of shares shall have been allotted by the terms of any option granted such optionee under this Plan, the option thereupon shall be exercisable with respect to such shares in accordance with the terms and conditions of the grant of such option to such optionee.

     (c) Expiration or termination of option.

     (1) Each option and all rights and obligations thereunder shall, subject to the provisions of subdivision (c)(2) of this Section 5, expire on a date to be determined by the Board or the Committee, such date, however, in no event to be later than ten years from the date on which the option is granted.

     (2)(i) In the event an optionee's employment with the Company shall terminate as the result of any reason whatsoever other than "for cause", then an option granted to such optionee shall, to the extent then exercisable, be exercisable within three months after such optionee ceases to be an employee of the Company. Following the expiration of such three-month period, any option granted to such optionee shall terminate and may no longer be exercised.

     (ii) If the optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while in the employ of the Company, such option (without regard to any installment limitations provided in Section 5(b)(2) hereof) may, within one year after such optionee ceases to be an employee of the Company, be exercised by such optionee or the person or persons to whom the optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however, that an option may not be exercised to any extent by any person after the expiration of the option according to its terms.

     (iii) In the event an optionee's employment with the Company shall terminate as the result of any circumstance other than those referred to above in subdivision (c)(2)(i) and (ii) of this Section 5, then all options granted to such optionee under this Plan shall terminate and no longer be exercisable as of the date such optionee ceases to be an employee of the Company.

     (iv) An optionee who is absent from work with the Company because of such optionee's disability (other than as provided in subdivision (c)(2)(ii) of this Section 5), or who is on leave of absence for the purpose of serving, in a military capacity, the government of the country in which the principal place of business of the optionee's employer is located, or for such other purpose or reason as the Committee may specifically approve, shall not during the period of any such absence be deemed, by virtue of such absence alone, to have terminated such optionee's employment with the Company except as the Committee may otherwise expressly provide. All rights which such optionee would have had to exercise options granted hereunder will be suspended during the period of such leave of absence and may be exercised cumulatively by such optionee upon his return to the Company provided such options are exercised within ten years after the grant thereof.

     6. Capital Adjustments. The aggregate number of shares of the Company's Common Stock subject to this Plan, the maximum number of shares as to which options may be granted to any one optionee hereunder, and the number of shares and the price per share subject to outstanding options shall be appropriately adjusted for any increase or decrease in the number of shares of Common Stock which the Company has issued resulting from any stock split, stock dividend, combination of shares or any other change, or any exchange for other securities or any reclassification, reorganization, redesignation, recapitalization, or otherwise.

     7. Nontransferability. An option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the employee to whom granted, may be exercised only by such employee.

     8. Securities Act of 1933. Within 30 days of the date of issuance of shares underlying an option under the Plan, the Company shall register under the Securities Act of 1933, as amended, or other applicable statutes any shares with respect to which an option shall have been exercised, at its own expense before delivery of such shares. In the event the shares of the Company shall be listed on any national stock exchange at the time of the exercise of an option under this Plan, then, whenever required, the Company shall register the shares with respect to which such option is exercised under the Exchange Act, and, whenever required, shall make prompt application for the listing on such stock exchange.

     9. Non-alienation of Benefits. No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefits. If any optionee should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right or benefit hereunder, then such right or benefit shall, in the discretion of the Committee, cease and terminate.

     10. Amendment, Suspension, or Termination of Plan. The Board may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Board may deem advisable in order that options granted hereunder shall conform to any change in the law, or in any other respect which the Board may deem to be in the best interests of the Company; provided, however, that (a) the Board shall not amend this Plan in any manner which would have the effect of preventing options issued under this Plan from being "incentive stock options" as defined in Section 422 of the Code and (b) without the consent of a majority of the stockholders of the Company, no such amendment shall change the employees (or class of employees) eligible to receive options, or, except as specified in Section 6 hereof, increase the maximum number of shares for which options may be granted under this Plan. No option may be granted during any suspension, or after termination, of the Plan. No amendment, suspension, or termination of this Plan shall, without the optionee's consent, alter or impair any of the rights or obligations under any option theretofore granted to her or him under this Plan.

     11. Continuation of Employment. Neither this Plan nor any option granted hereunder shall confer upon any employee any right to continue in the employ of the Company or any Subsidiary, or limit in any respect the right of the Company or any Subsidiary to terminate the employment of any employee at any time.

     12. Effective Date. The effective date ("Effective Date") of this Amended Plan shall be the date upon which it is approved and adopted by the Company's stockholders voting at their Annual Meeting.

     13. Termination Date. Unless this Plan shall have been previously terminated by the Board, this Plan shall terminate ten years from the Effective Date, except as to options theretofore granted and outstanding under the Plan at that date, and no option shall be granted after that date.

                                                                     Appendix B


                          LEADING EDGE PACKAGING, INC.

             AMENDED AND RESTATED 1997 ASSOCIATE STOCK OPTION PLAN


     1. Purpose. Leading Edge Packaging, Inc. (the "Company") hereby amends and restates the Leading Edge Packaging, Inc. 1997 Associate Stock Option Plan by adopting this Amended and Restated 1997 Associate Stock Option Plan (the "Amended Plan"). The purpose of the Amended Plan is to advance the interests of the Company and its stockholders by encouraging participation in the ownership and economic progress of the Company by the Company's Associates (as defined in Section 3) and to provide such Associates with an opportunity to participate in the increased value of the Company which their effort, initiative, and skill have helped produce. The stock options granted under this Amended Plan will be nonstatutory stock options not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


     2. Administration.


     (a) This Plan will be administered by the Board of Directors of the Company (the "Board") or a Plan committee (the "Committee"), designated by the Board, which shall include one or more members of the Board; provided, however, that at any time that the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board may appoint members to the Committee, and the Committee must act, only in accordance with the requirements of Rule 16b-3 promulgated pursuant to Section 16(b) of the Exchange Act ("Rule 16b-3"). The Committee may make such rules and regulations and establish such procedures as it deems appropriate for the administration of this Plan. The Committee may interpret this Plan, prescribe, amend or rescind any rules and regulations necessary or appropriate for the administration of this Plan, and make such other determinations and take such other action as it deems necessary or advisable. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive, and the decision of the Committee shall be final and binding upon all parties in interest, including the Company and its stockholders. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.


     (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.


     (c) No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option awarded under it. To the maximum extent permitted by applicable law, each member or former member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any action or omission to act in connection with this Plan, unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the member or former member may have as director or under the By-laws of the Company.


     (d) The Committee shall have complete authority in its sole discretion to determine which participants under this Plan shall be granted options and the number of shares of the Company's stock to be subject to each option.


     (e) The Committee shall report to the Board annually the names of those Associates granted options during the preceding year, the number of shares covered by each option and the applicable option prices.


     3. Eligibility. The individuals who shall be eligible to participate in this Amended Plan and to receive options shall be such Associates of the Company or any subsidiary (the "Subsidiary"), as the Committee shall from time to time determine. The term "Associate" shall mean:

     (a) any person employed by the Company or any Subsidiary on the basis of an employer-employee relationship who receives remuneration for personal services rendered to the Company;

     (b) any person who renders consulting services to the Company or any Subsidiary; and

     (c) active members of the Board of Directors of the Company or any Subsidiary whether or not, as of the date of any option grant, they are employees of the Company.

     4. Stock Subject to Plan.

     (a) Options may be granted permitting the purchase in the aggregate of not more than 1,300,000 shares of the Company's common stock, par value, $0.01 per share ("Common Stock"). These shares may consist either in whole or in part of shares of the Company's authorized but unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its treasury. If an option granted under this Plan is surrendered or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to any such option but as to which the option ceases to be exercisable shall again be available for options to be granted under this Plan.

     5. Stock Options.

     (a) Option price and effective date.

     (1) The price at which options may be granted under this Plan shall be as determined by the Board or the Committee upon granting such option.

     (2) The Committee shall, after it approves the granting of an option to an Associate, cause the Associate to be notified of such action. The date on which the Board or the Committee approves the granting of an option shall be considered the date on which such option is granted irrespective of the date on which the Associate is notified.

     (b) Exercise of option. The right to purchase shares covered by any option or options under this Plan shall be exercisable only in accordance with the terms and conditions of the grant to such optionee as evidenced by a stock option agreement in such form, not inconsistent with this Plan, as the Board or the Committee shall approve from time to time, subject to the following:

     (1) The Committee may, in its discretion, provide that such option or options may be exercised in whole or in part in installments, cumulative or otherwise, for any period or periods of time specified by the Committee of not more than ten years from the date of the grant of the option. Subject to the provisions of subdivision (b)(3) of this Section 5, that portion of an option which is exercisable on an installment basis may not be exercised prior to the expiration of the applicable installment period.

     (2) The option shall be exercisable at any time, for a period of ten years from the date of grant of such option, with respect to such shares in accordance with the terms and conditions of the grant of such option to such optionee.

     (c) Expiration or Termination of Option.

     (1) Each option and all rights and obligations thereunder shall, subject to the provisions of subdivision (c)(2) of this Section 5, expire on a date to be determined by the Committee, such date, however, in no event to be later than ten years from the date on which the option is granted.

     (2)(i) Except as determined by the Board or the Committee in granting of a particular option, in the event an optionee shall cease being an Associate as determined by the Committee, as the result of any reason whatsoever other than "for cause", then an option granted to such optionee, to the extent then exercisable, shall continue to be exercisable for the full remaining term of such option. Following the expiration of the remaining term of such option, such option shall terminate and may no longer be exercised.

     (ii) In the event an optionee shall cease to be an Associate as the result of any termination of the Associate's status by the Company for acts committed in bad faith by the Associate against the interests of the Company, then all options granted to such optionee under this Plan shall terminate and no longer be exercisable as of the date such optionee ceases to be an Associate.

     6. Capital Adjustments. The aggregate number of shares of the Company's Common Stock subject to this Plan, the maximum number of shares as to which options may be granted to any one optionee hereunder, and the number of shares and the price per share subject to outstanding options shall be appropriately adjusted for any increase or decrease in the number of shares of Common Stock which the Company has issued resulting from any stock split, stock dividend, combination of shares or any other change, or any exchange for other securities or any reclassification, reorganization, redesignation, recapitalization, or otherwise.

     7. Nontransferability. An option granted under this Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Associate to whom granted, may be exercised only by such Associate.

     8. Securities Act of 1933. Within 30 days of the date of issuance of shares underlying an option under this Plan, the Company shall register under the Securities Act of 1933, as amended, or other applicable statutes any shares with respect to which an option shall have been exercised, at its own expense before delivery of such shares. In the event the shares of the Company shall be listed on any national stock exchange at the time of the exercise of an option under this Plan, then, whenever required, the Company shall register the shares with respect to which such option is exercised under the Securities Exchange Act of 1934, and, whenever required, shall make prompt application for the listing on such stock exchange.

     9. Non-alienation of Benefits. No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefits. If any optionee should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right or benefit hereunder, then such right or benefit shall, in the discretion of the Committee, cease and terminate.

     10. Amendment, Suspension, or Termination of Plan. The Board may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Board may deem advisable in order that options granted hereunder shall conform to any change in the law, or in any other respect which the Board may deem to be in the best interests of the Company; provided, however, that without the consent of a majority of the stockholders of the Company, no such amendment shall, except as specified in Section 6 hereof, increase the maximum number of shares for which options may be granted under this Plan. No option may be granted during any suspension of, or after termination of the Plan. No amendment, suspension of, or termination of this Plan shall, without the optionee's consent, alter or impair any of the rights or obligations under any option theretofore granted to her or him under this Plan.

     11. Continuation of Employment or Other Services. Neither this Plan nor any option granted hereunder shall confer upon any Associate any right to continue to render services or continue to remain in the employ of the Company or any Subsidiary, or limit in any respect the right of the Company or any Subsidiary to terminate the employment or services of any Associate at any time.

     12. Effective Date. The effective date ("Effective Date") of this Amended Plan shall be the date upon which it is approved and adopted by the Company's stockholders voting at their Annual Meeting.

     13. Termination Date. Unless this Plan shall have been previously terminated by the Board, this Plan shall terminate ten years from the Effective Date, except as to options theretofore granted and outstanding under the Plan at that date, and no option shall be granted after that date.

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                         LEADING EDGE PACKAGING, INC.
          This proxy is solicited on behalf of the Board of Directors.
     The undersigned stockholder of LEADING EDGE PACKAGING, INC. (the "Company") hereby appoints LIP-BOON SAW and CASEY K. TJANG, as Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of the Company's common and/or preferred stock held of record by the undersigned on June 30, 1999 at the Annual Meeting of Stockholders of the Company to be held at the Company's offices, 176 Northfield Avenue, Building 409, Raritan Center, Edison, New Jersey, on Friday, August 13, 1999 at 10:30 a.m. (New York time), or at any adjournment thereof.
(1) Election of Directors (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
    (a) Election of Directors by common stockholders:
    [ ] FOR all nominees listed below (except as marked to the contrary below).
    [ ] WITHHOLD AUTHORITY to vote for any individual nominee listed below.
     LIP-BOON SAW, CASEY K. TJANG, PETER L. COKER and RICHARD FUNG-GEA WONG
    (b) Election of Directors by preferred stockholders:
    [ ] FOR all nominees listed below (except as marked to the contrary below).
    [ ] WITHHOLD AUTHORITY to vote for any individual nominee listed below.
                     STEPHEN J. DEGROAT and BERNARD ESQUENET
(2) Proposal to ratify the appointment of Deloitte Touche Tohmatsu as the Company's independent auditors for the fiscal year ending March 31, 2000 (common and preferred voting).

                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

(3) Proposal to approve and adopt the Amended and Restated 1996 Incentive Stock Option Plan and the Amended and Restated 1997 Associate Stock Option Plan (common and preferred voting).

                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

(4) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 2 and 3 and the nominees on the reverse side.


                                       DATE:___________________________ ,  1999

                                       ________________________________________
                                                       Signature

                                       ________________________________________
                                               Signature if held jointly


                                       Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.
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